THE PARNASSUS INCOME FUND

Supplement to the Prospectus dated May 1, 1997
as previously revised December 8, 1997

At a special meeting of shareholders scheduled for March 26, 1998 ("Special Meeting"), shareholders of each Portfolio of the Fund will be asked to approve proposals relating to the following, as applicable to one or more of the
Portfolios:

1. Balanced Portfolio's Investment Objective and Related Policies. Shareholders of the Balanced Portfolio will be asked to change its investment objectives of current income and capital preservation, with capital appreciation as a secondary objective, to a single objective: "current income and capital appreciation." In connection with this change, those shareholders will also be asked to eliminate the current policies requiring at least 25% of the Portfolio's assets to be invested in fixed-income securities and specifying the minimum dividend paid by a stock in the Portfolio. If these proposed changes are approved, the name of the Portfolio will be changed to the "Equity Income Fund."

2. Investment Restrictions. Shareholders of each Portfolio will be asked to approve elimination of that Portfolio's fundamental investment restrictions regarding restricted securities, securities owned by affiliated persons, warrants, foreign securities or currencies, unseasoned issuers and investing for control and to approve modification of its fundamental investment restrictions regarding diversification, loans and investment in other funds. Also, shareholders will be asked to consider a shareholder request that the Portfolio be permitted to invest in companies that produce wine.


This Supplement is dated December 30, 1997.

                            THE PARNASSUS INCOME FUND

              Supplement to the Statement of Additional Information
                                Dated May 1, 1997


The following information supplements and supersedes any contrary information contained in the Statement of Additional Information:

Investment Restrictions. At a special meeting of shareholders scheduled for March 26, 1998 ("Special Meeting"), shareholders of each Portfolio of the Fund will be asked to approve elimination and modification of certain of the Portfolio's fundamental investment restrictions. If approved, the following investment restrictions will supersede and replace the restrictions listed in the "Investment Restrictions" section: (These restrictions also reflect the anticipated change in the name of the Fund to The Parnassus Income Trust and the corresponding designation of each "Portfolio" as a "Fund.")

         The Trust may not:

         (1) With respect to 75% of a Fund's total net assets, purchase the securities of any one issuer other than obligations of the U.S. Government, its agencies or instrumentalities, if as a result: (i) more than 5% of the Fund's total net assets would then be invested in securities of a single issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

         (2) Purchase any security if as a result any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

         (3)  Purchase  securities  on margin  (but the Trust  may  obtain  such
         short-term   credits  as  may  be  necessary   for  the   clearance  of
         transactions).

         (4) Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

         (5) Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while borrowings are outstanding.

         (6) Buy or sell commodities or commodity contracts including futures contracts or real estate, real estate limited partnerships or other interests in real estate although it may purchase and sell securities of companies which invest or deal in real estate.

         (7) Act as underwriter except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (8) Participate on a joint (or joint and several) basis in any trading account in securities.

         (9) Invest in securities of other registered investment companies except that each Fund may invest up to 10% of its assets in money market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is part of a merger, consolidation or other acquisition.

         (10) Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases although it may invest in the common stocks of companies which invest in or sponsor such programs.

         (11) Make loans except through repurchase agreements; however, the Trust may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund's investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

If the Portfolios' current fundamental investment restrictions regarding investment in warrants and foreign securities or currencies are eliminated as proposed, the Fund intends to implement the following new, operating policies on these matters: (These policies also reflect the anticipated change in the name of the Balanced Portfolio and the designation of each "Portfolio" as a "Fund.")


         (1) The Equity Income Fund may purchase warrants up to a maximum 5% of the value of its total net assets, but the Fixed-Income and California Tax-Free Funds may not purchase warrants.

         (2) No Fund may hold or purchase foreign currency except the Equity Income Fund to the extent necessary to settle foreign securities transactions.


This Supplement is dated December 30, 1997.